                                                Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-84020

                   MORGAN STANLEY CAPITAL GROWTH SECURITIES

                           C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 19, 2002

TO THE SHAREHOLDERS OF MORGAN STANLEY CAPITAL GROWTH SECURITIES

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth") to be held in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, at 10:00 a.m., New York time, on June 19, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between Capital Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of Capital Growth would be combined with those of American Opportunities and shareholders of Capital Growth would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in Capital Growth (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 21, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF CAPITAL GROWTH RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                       By Order of the Board of Trustees,


                                       BARRY FINK,
                                       Secretary


April 19, 2002


--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                    MORGAN STANLEY CAPITAL GROWTH SECURITIES

                        BY AND IN EXCHANGE FOR SHARES OF
                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth") in connection with an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Capital Growth will be combined with those of Morgan Stanley American Opportunities Fund ("American Opportunities") in exchange for shares of American Opportunities (the "Reorganization"). As a result of this transaction, shareholders of Capital Growth will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in Capital Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Capital Growth and American Opportunities, attached hereto as Exhibit A. The address of Capital Growth is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated April 19, 2002, filed by American Opportunities with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     American Opportunities is an open-end diversified management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. The fund invests primarily in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange. The fund's Investment Manager, Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential.

     This Proxy Statement and Prospectus set forth concisely information about American Opportunities that shareholders of Capital Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated February 28, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is American Opportunities' Annual Report for the fiscal year ended December 31, 2001. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated April 19, 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Capital Growth's Prospectus, dated December 31, 2001, and Annual Report for its fiscal year ended October 31, 2001. Such documents are available without charge by calling
(800) 869-NEWS (toll free).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL 19, 2002.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                                            PAGE
                                                                            ----
INTRODUCTION ...............................................................   1
  General ..................................................................   1
  Record Date; Share Information ...........................................   1
  Proxies ..................................................................   2
  Expenses of Solicitation .................................................   3
  Vote Required ............................................................   4
SYNOPSIS ...................................................................   4
  The Reorganization .......................................................   4
  Fee Table ................................................................   5
  Tax Consequences of the Reorganization ...................................   8
  Comparison of Capital Growth and American Opportunities ..................   8
PRINCIPAL RISK FACTORS .....................................................  11
THE REORGANIZATION .........................................................  12
  The Proposal .............................................................  12
  The Board's Consideration ................................................  12
  The Reorganization Agreement .............................................  13
  Tax Aspects of the Reorganization ........................................  15
  Description of Shares ....................................................  16
  Capitalization Table (unaudited) .........................................  17
  Appraisal Rights .........................................................  17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .............  17
  Investment Objectives and Policies .......................................  17
  Investment Restrictions ..................................................  19
ADDITIONAL INFORMATION ABOUT CAPITAL GROWTH AND AMERICAN OPPORTUNITIES .....  19
  General ..................................................................  19
  Financial Information ....................................................  19
  Management ...............................................................  19
  Description of Securities and Shareholder Inquiries ......................  19
  Dividends, Distributions and Taxes .......................................  19
  Purchases, Repurchases and Redemptions ...................................  19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ................................  20
FINANCIAL STATEMENTS AND EXPERTS ...........................................  20
LEGAL MATTERS ..............................................................  20
AVAILABLE INFORMATION ......................................................  20
OTHER BUSINESS .............................................................  20
Exhibit A - Agreement and Plan of Reorganization, dated January 24, 2002, by and between Capital Growth and American Opportunities ................. A-1
Exhibit B - Prospectus of American Opportunities dated February 28, 2002 ... B-1

                   MORGAN STANLEY CAPITAL GROWTH SECURITIES
                           C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 19, 2002

                                 INTRODUCTION

GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Capital Growth (the "Board") of proxies to be used at the Special Meeting of Shareholders of Capital Growth to be held in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, at 10:00 A.M., New York time, on, June 19, 2002 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 19, 2002.

     At the Meeting, Capital Growth shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between Capital Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of Capital Growth will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in Capital Growth on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Growth will receive Class A, Class B, Class C or Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the "American Opportunities Shares") will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated February 28, 2002 ("American Opportunities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.


     The information concerning Capital Growth contained herein has been supplied by Capital Growth and the information concerning American Opportunities contained herein has been supplied by American Opportunities.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 21, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 30,241,319.063 shares of Capital Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Capital Growth as of the Record
Date: Class A Shares: Beatus Pension Trust, U/A DTD 3/1/71, B L Beatus MD TTEE, 6669 Corsica, Memphis, TN 38120-3405 - 9.766%; Morgan Stanley TR, TTEE The William J. Holm & Brenda L. Rhodes RLT DTD 2-9-99, P.O. Box 503, Jersey City NJ 07303-0503 - 73289%; Prudential Securities Inc. FBO, Mr. Timothy E. Kilty & Mrs. Nancy Kilty JT TEN, 34 Annapolis Way, Plum Island, MA 01951-2004 - 5.208%; Class C Shares: Salomon Smith Barney Inc. 00166904681, 333 West 34th St., 3rd Floor, New York, NY 10001 - 13.063%, Rose L. Holk TTEE of the Surviors, Trust of the Holk Family Trust DTD 5/4/89, 24732 Ervin Road, Philomar, OR 97370-9562 -- 6.385%; Class D: DWR Cust for Candies Inc., FBO Neil Cole & Deborah Sorell, VIP Plus 401K Plan DTD 11/15/95, P.O. Box 17910, Milwaukee, WI 53217 -- 17.414%. As of the Record Date, the trustees and officers of Capital Growth, as a group, owned less than 1% of the outstanding shares of Capital Growth.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of American Opportunities as of the Record Date: Class A Shares: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 57.065%; Class
D: Mac & Co. A/C MSWF4000182, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 - 26.387%; State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 5.121%. As of the Record Date, the trustees and officers of American Opportunities, as a group, owned less than 1% of the outstanding shares of American Opportunities.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Capital Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Capital Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Growth, which expenses are expected to approximate $147,000. Capital Growth and American Opportunities will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Capital Growth or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Capital Growth will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Capital Growth may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, Capital Growth would pay D.F. King $3,000 and the expenses outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. Capital Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by Capital Growth.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Capital Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Capital Growth will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, American Opportunities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Capital Growth, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Capital Growth received by American Opportunities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Capital Growth will distribute the American Opportunities Shares received by Capital Growth to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Capital Growth and Capital Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of Capital Growth transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Growth will become a holder of Class A, Class B, Class C or Class D shares of American Opportunities, respectively. Shareholders holding their shares of Capital Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Capital Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Capital Growth's investment company taxable income for all periods since the inception of Capital Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Capital Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF CAPITAL GROWTH ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF CAPITAL GROWTH AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Capital Growth and American Opportunities may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Capital Growth for its fiscal year ended October 31, 2001, and by American Opportunities for its fiscal year ended December 31, 2001. Capital Growth and American Opportunities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) reflecting what the fee schedule would have been on December 31, 2001, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees

                                                                                                  PRO FORMA
                                                           CAPITAL          AMERICAN               COMBINED
                                                            GROWTH       OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                                            ------       -------------     ------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)        5.25%(1)               5.25%(1)
Class B ...............................................       none            none                   none
Class C ...............................................       none            none                   none
Class D ...............................................       none            none                   none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
  DIVIDENDS
Class A ...............................................       none            none                   none
Class B ...............................................       none            none                   none
Class C ...............................................       none            none                   none
Class D ...............................................       none            none                   none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
  PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE
  OR REDEMPTION PROCEEDS)
Class A ...............................................       none(2)         none(2)                none(2)
Class B ...............................................      5.00%(3)        5.00%(3)               5.00%(3)
Class C ...............................................      1.00%(4)        1.00%(4)               1.00%(4)
Class D ...............................................       none            none                   none
REDEMPTION FEES
Class A ...............................................       none            none                   none
Class B ...............................................       none            none                   none
Class C ...............................................       none            none                   none
Class D ...............................................       none            none                   none
EXCHANGE FEE
Class A ...............................................       none            none                   none
Class B ...............................................       none            none                   none
Class C ...............................................       none            none                   none
Class D ...............................................       none            none                   none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                               PRO FORMA
                                          CAPITAL        AMERICAN               COMBINED
                                          GROWTH      OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                          ------      -------------     ------------------------
MANAGEMENT FEES
Class A .............................      0.65%           0.46%                  0.46%
Class B .............................      0.65%           0.46%                  0.46%
Class C .............................      0.65%           0.46%                  0.46%
Class D .............................      0.65%           0.46%                  0.46%
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................      0.25%           0.20%                  0.20%
Class B .............................      1.00%           1.00%                  1.00%
Class C .............................      1.00%           1.00%                  1.00%
Class D .............................      none            none                   none
OTHER EXPENSES
Class A .............................      0.19%           0.15%                  0.15%
Class B .............................      0.19%           0.15%                  0.15%
Class C .............................      0.19%           0.15%                  0.15%
Class D .............................      0.19%           0.15%                  0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................      1.09%           0.81%                  0.81%
Class B .............................      1.84%           1.61%                  1.61%
Class C .............................      1.84%           1.61%                  1.61%
Class D .............................      0.84%           0.61%                  0.61%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Capital Growth or American Opportunities or the new combined fund (American Opportunities), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            ------       -------       -------       --------
Capital Growth
 Class A .............       $630          $853        $1,094        $1,784
 Class B .............        687           879         1,195         2,159
 Class C .............        287           579           995         2,159
 Class D .............         86           268           466         1,037
American Opportunities
 Class A .............       $603          $770        $  951        $1,474
 Class B .............        664           808         1,076         1,911
 Class C .............        264           508           876         1,911
 Class D .............         62           195           340           762
Pro Forma Combined
 Class A .............       $603          $770        $  951        $1,474
 Class B .............        664           808         1,076         1,911
 Class C .............        264           508           876         1,911
 Class D .............         62           195           340           762

     If a Shareholder HELD His Shares:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            ------       -------       -------       --------
Capital Growth
 Class A .............       $630          $853        $1,094        $1,784
 Class B .............        187           579           995         2,159
 Class C .............        187           579           995         2,159
 Class D .............         86           268           466         1,037
American Opportunities
 Class A .............       $603          $770        $  951        $1,474
 Class B .............        164           508           876         1,911
 Class C .............        164           508           876         1,911
 Class D .............         62           195           340           762
Pro Forma Combined
 Class A .............       $603          $770        $  951        $1,474
 Class B .............        164           508           876         1,911
 Class C .............        164           508           876         1,911
 Class D .............         62           195           340           762

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Capital Growth and American Opportunities -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Capital Growth will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Capital Growth or the shareholders of Capital Growth for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF CAPITAL GROWTH AND AMERICAN OPPORTUNITIES

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Capital Growth is to seek long-term capital growth. Similarly, the investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.


     Capital Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts). Up to 25% of Capital Growth's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.


     Capital Growth's Investment Manager utilizes a computerized screening process designed to find companies that demonstrate in its view a history of consistent improvement in earnings or cash flow and revenues over the past several years, and that are believed to have solid future earnings or cash flow growth characteristics and attractive valuations. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, know as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Capital Growth and American Opportunities are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Capital Growth and American Opportunities obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended October 31, 2001, Capital Growth paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.65% of the fund's average daily net assets. With respect to American Opportunities, for the fiscal year ended December 31, 2001, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.46% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Capital Growth and American Opportunities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Capital Growth's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or
(b) the average daily net assets of Class B shares. American Opportunities' Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities' shares, see the section entitled "Share Class Arrangements" in American Opportunities' Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Capital Growth and American Opportunities are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both Capital Growth and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

                                    CLASS B SHARES OF CAPITAL GROWTH AND
YEAR SINCE PURCHASE PAYMENT MADE           AMERICAN OPPORTUNITIES
--------------------------------    ------------------------------------
First ..........................                   5.0%
Second .........................                   4.0%
Third ..........................                   3.0%
Fourth .........................                   2.0%
Fifth ..........................                   2.0%
Sixth ..........................                   1.0%
Seventh and thereafter .........                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of American Opportunities and Capital Growth are distributed by the Distributor and offered by Morgan Stanley DW Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Capital Growth and American Opportunities, see the section entitled "Share Class Arrangements" in each fund's prospectus.

     Shares of each class of Capital Growth and American Opportunities may be exchanged for shares of the same class of any other Morgan Stanley Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Capital Growth and American Opportunities may be exchanged for shares of Morgan Stanley Short-Term U.S. Treasury Trust, Morgan Stanley North American Government Income Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Capital Growth and American Opportunities may also be exchanged for shares of Morgan Stanley Hawaii Municipal Trust and Morgan Stanley Multi-State Municipal Series Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (American Opportunities).

     American Opportunities shares distributed to shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., Capital Growth) will be counted. During the period of time an American Opportunities or Capital Growth shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Capital Growth and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled "How to Exchange Shares" in American Opportunities' Prospectus.

     Shareholders of Capital Growth and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Capital Growth and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Capital Growth and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Capital Growth pays dividends from net investment income annually. American Opportunities pays dividends semi-annually. Capital Growth usually distributes net capital gains, if any, in December. American Opportunities usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS


     The share price and return of American Opportunities and Capital Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.


     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. With respect to American Opportunities, the fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

     Both funds may invest in foreign securities. With respect to Capital Growth, the fund may invest up to 25% of its net assets in foreign securities not traded in the U.S. on a national securities exchange. American Opportunities may invest up to 20% of its assets in such foreign securities. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Each fund may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     Each fund may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     Capital Growth may invest in REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the fund invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

     American Opportunities may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. The fund's participation in these markets would subject the fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Capital Growth and in American Opportunities' Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Capital Growth, including the Independent Trustees, having reviewed the financial position of Capital Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Capital Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Capital Growth.

THE BOARD'S CONSIDERATION

     At a meeting held on January 24, 2002, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Capital Growth and American Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Capital Growth and American

Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Capital Growth and American Opportunities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Capital Growth considered that the Reorganization would have the following benefits to
Shareholders:


     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (American Opportunities) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Capital Growth. This is primarily attributable to the fact that the investment management fee rate paid by American Opportunities for its last fiscal year (0.46%) is substantially lower than the investment management fee rate paid by Capital Growth for its last fiscal year (0.65%). The Board also noted that American Opportunities' "Other Expenses" for its last fiscal year (0.15%) were lower than Capital Growth's "Other Expenses" for its last fiscal year (0.19%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Capital Growth was significantly higher (for its fiscal year ended October 31, 2001) than the expense ratio for each corresponding class of American Opportunities (for its fiscal year ended December 31, 2001).


     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Capital Growth or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also have determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Capital Growth will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Capital Growth as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to American Opportunities on the Closing Date in exchange for the assumption by American Opportunities of stated liabilities of Capital Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Capital Growth prepared by the Treasurer of Capital Growth as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) such American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Capital Growth would be dissolved; and (iv) the outstanding shares of Capital Growth would be canceled.

     The number of American Opportunities Shares to be delivered to Capital Growth will be determined by dividing the aggregate net asset value of each class of shares of Capital Growth acquired by American Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Capital Growth and American Opportunities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Capital Growth had an aggregate net asset value (not including any Cash Reserve of Capital Growth) of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B shareholders of Capital Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Capital Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Growth, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Capital Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.


     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Capital Growth or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Capital Growth and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 2002, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Capital Growth shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Capital Growth that received American Opportunities Shares. Capital Growth shall be dissolved and deregistered as an investment company promptly following the distributions of shares of American Opportunities to Shareholders of record of Capital Growth.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Capital Growth (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in American Opportunities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Capital Growth recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Capital Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Capital Growth thereafter will be treated as requests for redemption of shares of American Opportunities.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Capital Growth and American Opportunities will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Capital Growth and American Opportunities (including a representation to the effect that American Opportunities has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Capital Growth acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Capital Growth's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Capital Growth followed by the distribution by Capital Growth of the American Opportunities Shares to Shareholders in exchange for their Capital Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Growth and American Opportunities will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Capital Growth solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Capital Growth;

     3. No gain or loss will be recognized by Capital Growth upon the transfer of the assets of Capital Growth to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their Capital Growth shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Capital Growth for the American Opportunities Shares;

     5. The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Capital Growth held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in Capital Growth surrendered in exchange therefor were held (provided such shares in Capital Growth were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Capital Growth acquired by American Opportunities will be the same as the tax basis of such assets of Capital Growth immediately prior to the Reorganization; and

     8. The holding period of the assets of Capital Growth in the hands of American Opportunities will include the period during which those assets were held by Capital Growth.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Capital Growth nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO CAPITAL GROWTH AND AMERICAN OPPORTUNITIES. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Capital Growth. The effect of any such limitations will depend on the existence and amount of Capital Growth and American Opportunities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of October 31, 2001, Capital Growth had capital loss carryovers of approximately $71.4 million and American Opportunities had no capital loss carryovers. Subject to the limitation described in the succeeding paragraph, Capital Growth's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of American Opportunities held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Capital Growth held by the combined fund. However, the combined fund will be unable to utilize Capital Growth's capital loss carryovers to offset any capital gains recognized on the disposition of American Opportunities' assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of December 21, 2001, American Opportunities had net unrealized capital gains of approximately $171.3 million.

     In addition, under the Code, there will be a limitation on the amount of Capital Growth's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on December 21, 2001, each year approximately $14.5 million of Capital Growth's capital loss carryovers would have been able to be used to offset capital gains of the combined fund.

DESCRIPTION OF SHARES

     American Opportunities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of Capital Growth, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of American Opportunities and Capital Growth as of January 31, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                           NET ASSET
                                                              SHARES         VALUE
                                         NET ASSETS        OUTSTANDING     PER SHARE
                                         ----------        -----------     ---------
              CLASS A
-----------------------------------
Capital Growth ....................    $    3,492,740          350,766      $  9.96
American Opportunities ............    $  299,533,610       12,347,325      $ 24.26
Combined Fund (pro forma) .........    $  303,026,350       12,491,296      $ 24.26

              CLASS B
------------------------------------
Capital Growth ....................    $  289,916,821       30,535,996      $  9.49
American Opportunities ............    $6,080,443,060      259,323,834      $ 23.45
Combined Fund (pro forma) .........    $6,370,359,881      271,687,025      $ 23.45

              CLASS C
------------------------------------
Capital Growth ....................    $    1,679,793          175,943      $  9.55
American Opportunities ............    $  225,163,938        9,708,399      $ 23.19
Combined Fund (pro forma) .........    $  226,843,731        9,780,835      $ 23.19

              CLASS D
------------------------------------
Capital Growth ....................    $    2,434,076          240,994      $ 10.10
American Opportunities ............    $  433,676,125       17,635,588      $ 24.59
Combined Fund (pro forma) .........    $  436,110,201       17,734,574      $ 24.59

       TOTAL CLASS A, B, C, D
------------------------------------
Capital Growth ....................    $  297,523,430               --           --
American Opportunities ............    $7,038,816,733               --           --
Combined Fund (pro forma) .........    $7,336,340,163               --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Capital Growth's investment objective is to seek long-term capital growth. Similarly, American Opportunities' investment objective is to seek long-term capital growth consistent with an effort to reduce volatility.

     Capital Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts). Capital Growth's Investment Manager utilizes a computerized screening process designed to find companies that demonstrate in its view a history of consistent improvement in earnings or cash flow and revenues over the past several years, and that are believed to have solid future earnings or cash flow growth characteristics and attractive valuations. Up to 25% of Capital Growth's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. Capital Growth may invest the remaining 35% of its assets in fixed-income securities, convertible securities, preferred securities and real estate investment trusts (commonly known as "REITs").


     American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). Under normal circumstances, at least 80% of the fund's assets are invested in securities of companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. American Opportunities may invest the remaining 20% of its assets in foreign securities (that are not traded in the U.S. on a national securities exchange), convertible securities, preferred securities, fixed-income securities and options and futures (as discussed under "Principal Risk Factors" above). American Opportunities may use options or futures to facilitate trading, to increase or decrease the fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the fund's securities or an increase in prices of securities that may be purchased.


     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Capital Growth and American Opportunities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Capital Growth and American Opportunities as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:
(a) American Opportunities may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. Capital Growth may not do so as to 75% of its total assets; (b) both funds may not purchase or sell real estate or interests therein, and with respect to American Opportunities, also limited partnership interests, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein; and (c) Capital Growth may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days, whereas American Opportunities is restricted by the securities laws from investing more than 15% of its net assets in such illiquid securities.

                  ADDITIONAL INFORMATION ABOUT CAPITAL GROWTH
                          AND AMERICAN OPPORTUNITIES

GENERAL

     For a discussion of the organization and operation of American Opportunities and Capital Growth, see "The Fund and its Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about American Opportunities and Capital Growth, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of American Opportunities and Capital Growth, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Capital Growth and American Opportunities, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of American Opportunities' and Capital Growth's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how American Opportunities' and Capital Growth's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of American Opportunities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Capital Growth, see its Annual Report for its fiscal year ended October 31, 2001.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of American Opportunities, for the fiscal year ended December 31, 2001, and Capital Growth, for the fiscal year ended October 31, 2001, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Capital Growth and American Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Opportunities' Prospectus dated February 28, 2002 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 26 to American Opportunities' Registration Statement on Form N-1A (File Nos. 2-66269; 811-2978); (ii) American Opportunities' Annual Report for its fiscal year ended December 31, 2001, accompanying this Proxy Statement and Prospectus; (iii) Capital Growth's Prospectus dated December 31, 2001 which Prospectus forms a part of Post-Effective Amendment No. 16 to Capital Growth's Registration Statement on Form N-1A (File Nos. 33-32519; 811-5975); and (iv) Capital Growth's Annual Report for its fiscal year ended October 31, 2001. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Capital Growth and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Capital Growth and American Opportunities which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the

Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Capital Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


April 19, 2002

                 (This page has been left blank intentionally.)

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of January, 2002, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust ("American Opportunities") and MORGAN STANLEY CAPITAL GROWTH SECURITIES, a Massachusetts business trust ("Capital Growth").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to American Opportunities of substantially all of the assets of Capital Growth in exchange for the assumption by American Opportunities of all stated liabilities of Capital Growth and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the "American Opportunities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Capital Growth in liquidation of Capital Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE REORGANIZATION AND LIQUIDATION OF CAPITAL GROWTH

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Capital Growth agrees to assign, deliver and otherwise transfer the Capital Growth Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of Capital Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Capital Growth the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph
2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Capital Growth Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Capital Growth, and any deferred or prepaid expenses shown as an asset on Capital Growth's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Capital Growth will provide American Opportunities with a list of all of Capital Growth's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. Capital Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish Capital Growth with a statement of American Opportunities' investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities' investment objective, policies and restrictions. In the event that Capital Growth holds any investments that American Opportunities is not permitted to hold, Capital Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Capital Growth and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, Capital Growth if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Capital Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Capital Growth prepared by the Treasurer of Capital Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Capital Growth may establish a cash reserve, which shall not exceed 5% of Capital Growth's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Capital Growth and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Capital Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Capital Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Capital Growth will distribute American Opportunities Shares received by Capital Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Capital Growth Shareholders"). Each Capital Growth Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Capital Growth Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Growth, respectively. Such distribution will be accomplished by an instruction, signed by Capital Growth's Secretary, to transfer American Opportunities Shares then credited to Capital Growth's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the Capital Growth Shareholders and representing the respective pro rata number of American Opportunities Shares due such Capital Growth Shareholders. All issued and outstanding shares of Capital Growth simultaneously will be canceled on Capital Growth's books; however, share certificates representing interests in Capital Growth will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a Capital Growth Shareholder.

     1.6 Ownership of American Opportunities Shares will be shown on the books of American Opportunities' transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on Capital Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Capital Growth is and shall remain the responsibility of Capital Growth up to and including the date on which Capital Growth is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Capital Growth shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Capital Growth as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Capital Growth, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Capital Growth for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Capital Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Capital Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of American Opportunities or their designee and American Opportunities or its designee shall comply with applicable record retention requirements to which Capital Growth is subject under the 1940 Act.

2.   VALUATION

     2.1 The value of the Capital Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Capital Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.3 The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Capital Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Capital Growth shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Capital Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Capital Growth to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and Capital Growth, accurate appraisal of the value of the net assets of American Opportunities or the Capital Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Capital Growth shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Capital Growth Shareholders and the number and percentage ownership of outstanding Capital Growth shares owned by each such Capital Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Capital Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to Capital Growth or provide evidence satisfactory to Capital Growth that such American Opportunities Shares have been credited to Capital Growth's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   COVENANTS OF AMERICAN OPPORTUNITIES AND CAPITAL GROWTH

     4.1 Except as otherwise expressly provided herein with respect to Capital Growth, American Opportunities and Capital Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 American Opportunities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to American Opportunities Shares ("Registration Statement"). Capital Growth will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Capital Growth will further provide American Opportunities with such other information and documents relating to Capital Growth as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Capital Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Capital Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that American Opportunities will furnish Capital Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Capital Growth will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of Capital Growth shares.

     4.5 Subject to the provisions of this Agreement, American Opportunities and Capital Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Capital Growth shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of Capital Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Capital Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Capital Growth shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by Capital Growth's Treasurer of Capital Growth's earnings and profits for Federal income tax purposes that will be carried over to American Opportunities pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Capital Growth (a) shall prepare and file all Federal and other tax returns and reports of Capital Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 American Opportunities represents and warrants to Capital Growth as follows:

          (a) American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2001, of American Opportunities audited by Deloitte & Touche LLP (copies of which have been furnished to Capital Growth), fairly present, in all material respects, American Opportunities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

          (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities' performance of this Agreement;

          (j) American Opportunities Shares to be issued and delivered to Capital Growth, for the account of the Capital Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

          (k) All material Federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

          (m) Since December 31, 2001 there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

          (n) The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Capital Growth represents and warrants to American Opportunities as follows:

          (a) Capital Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) Capital Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of beneficial interest of Capital Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Capital Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Capital Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of Capital Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) Capital Growth is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Capital Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Growth is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Capital Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Capital Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Capital Growth for the year ended October 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, Capital Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Capital Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) Capital Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

          (i) All issued and outstanding shares of Capital Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Capital Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Capital Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

          (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Capital Growth, and subject to the approval of Capital Growth's shareholders, this Agreement constitutes a valid and binding obligation of Capital Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Capital Growth's performance of this Agreement;

          (k) All material Federal and other tax returns and reports of Capital Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Capital Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, Capital Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Capital Growth to continue to meet the requirements of Subchapter M of the Code;

          (m) At the Closing Date, Capital Growth will have good and valid title to the Capital Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Capital Growth which have not settled prior to the Closing
     Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

          (n) On the effective date of the Registration Statement, at the time of the meeting of Capital Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Capital Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

          (o) Capital Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

          (p) Capital Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

          (q) Capital Growth is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL GROWTH

     The obligations of Capital Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 American Opportunities shall have delivered to Capital Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Capital Growth and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Growth shall reasonably request;

     6.3 Capital Growth shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

          (a) American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Capital Growth, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) American Opportunities Shares to be issued to Capital Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities' Declaration of Trust or By-Laws; and
     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities' of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to American Opportunities' 12b-1 plan of distribution from those described in American Opportunities' Prospectus dated February 28, 2002 and Statement of Additional Information dated February 28, 2002.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

     The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Capital Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Capital Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Capital Growth shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Capital Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

     7.3 Capital Growth shall have delivered to American Opportunities a statement of the Capital Growth Assets and its liabilities, together with a list of Capital Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Capital Growth;

     7.4 Capital Growth shall have delivered to American Opportunities within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable year ended October 31, 1999, and a letter from Deloitte & Touche LLP for the taxable years ended October 31, 2000 and 2001, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of Capital Growth for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Capital Growth for the periods covered thereby, (b) for the period from October 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Capital Growth would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 American Opportunities shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Capital Growth, dated as of the Closing Date to the effect that:

          (a) Capital Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Capital Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Capital Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of Capital Growth enforceable against Capital Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Capital Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Capital Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Capital Growth Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND CAPITAL GROWTH

     The obligations of Capital Growth and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Capital Growth in accordance with the provisions of Capital Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by American Opportunities or Capital Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or Capital Growth;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Capital Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Capital Growth Shareholders all of Capital Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and Capital Growth, which opinion may be relied upon by the shareholders of Capital Growth, substantially to the effect that, for Federal income tax purposes:

          (a) The transfer of Capital Growth's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Capital Growth followed by the distribution by Capital Growth of American Opportunities Shares to the Capital Growth Shareholders in exchange for their Capital Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Growth and American Opportunities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Capital Growth solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Capital Growth;

          (c) No gain or loss will be recognized by Capital Growth upon the transfer of the assets of Capital Growth to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the Capital Growth Shareholders in exchange for their Capital Growth shares;

          (d) No gain or loss will be recognized by the Capital Growth Shareholders upon the exchange of the Capital Growth shares for American Opportunities Shares;

          (e) The aggregate tax basis for American Opportunities Shares received by each Capital Growth Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Capital Growth Shares held by each such Capital Growth Shareholder immediately prior to the Reorganization;

          (f) The holding period of American Opportunities Shares to be received by each Capital Growth Shareholder will include the period during which the Capital Growth Shares surrendered in exchange therefor were held (provided such Capital Growth Shares were held as capital assets on the date of the Reorganization);

          (g) The tax basis of the assets of Capital Growth acquired by American Opportunities will be the same as the tax basis of such assets to Capital Growth immediately prior to the Reorganization; and

          (h) The holding period of the assets of Capital Growth in the hands of American Opportunities will include the period during which those assets were held by Capital Growth.

     Notwithstanding anything herein to the contrary, neither American Opportunities nor Capital Growth may waive the conditions set forth in this paragraph 8.6.

9.   FEES AND EXPENSES

     9.1 (a) American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Capital Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

          (b) In the event the transactions contemplated herein are not consummated by reason of Capital Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Capital Growth's obligations specified in this Agreement), Capital Growth's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

          (c) In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities' obligations specified in this Agreement), American Opportunities' only obligation hereunder shall be to reimburse Capital Growth for all reasonable out-of-pocket fees and expenses incurred by Capital Growth in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Capital Growth hereunder shall not survive the dissolution and complete liquidation of Capital Growth in accordance with Section 1.9.

11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

          (a) by the mutual written consent of Capital Growth and American Opportunities;

          (b) by either American Opportunities or Capital Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2002; or

          (c) by either American Opportunities or Capital Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Capital Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Capital Growth, or the trustees or officers of American Opportunities or Capital Growth, to any other party or its trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Capital Growth, or the trustees or officers of American Opportunities or Capital Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of

American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Capital Growth hereunder are solely those of Capital Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Capital Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Capital Growth and signed by authorized officers of Capital Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                                MORGAN STANLEY CAPITAL GROWTH SECURITIES


                                By: /s/ CHARLES A. FIUMEFREDDO
                                    --------------------------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman


                                MORGAN STANLEY AMERICAN OPPORTUNITIES FUND


                                By: /s/ BARRY FINK
                                    --------------------------------------------
                                    Name:  Barry Fink
                                    Title: Vice President

                                                                       EXHIBIT B

                                                                  Morgan Stanley


                               [GRAPHIC OMITTED]


Morgan Stanley American Opportunities Fund

A mutual fund that seeks long-term
capital growth consistent with an
effort to reduce volatility


                                                Prospectus  |  February 28, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE ....................................... 1

                            PRINCIPAL INVESTMENT STRATEGIES ............................ 1

                            PRINCIPAL RISKS ............................................ 2

                            PAST PERFORMANCE ........................................... 3

                            FEES AND EXPENSES .......................................... 5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ................. 6

                            ADDITIONAL RISK INFORMATION ................................ 7

                            FUND MANAGEMENT ............................................ 8

Shareholder Information     PRICING FUND SHARES ........................................ 9

                            HOW TO BUY SHARES .......................................... 9

                            HOW TO EXCHANGE SHARES .....................................11

                            HOW TO SELL SHARES .........................................12

                            DISTRIBUTIONS ..............................................14

                            TAX CONSEQUENCES ...........................................15

                            SHARE CLASS ARRANGEMENTS ...................................16

Financial Highlights         ...........................................................24

Morgan Stanley Funds         ............................................INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------
Morgan Stanley American Opportunities Fund seeks long-term capital growth consistent with an effort to reduce volatility.



[GRAPHIC OMITTED]


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Fund's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


[sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]


Sector Rotation. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. Up to 20% of the Fund's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Fund principally invests in large, established companies, the Fund may invest in medium-sized companies and small-sized companies. Investing in securities of medium and small-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its convertible securities, preferred securities, fixed-income securities and options and futures investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]


PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[end sidebar]


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1992 ...........................  3.84%
 '93 ........................... 18.70%
 '94 ........................... -6.75%
 '95 ........................... 42.20%
 '96 ........................... 10.53%
 '97 ........................... 31.55%
 '98 ........................... 31.07%
 '99 ........................... 46.12%
2000 ........................... -9.93%
 '01 ...........................-27.30%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -20.28% (quarter ended March 31, 2001).

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]


               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------------
                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------
Class A(1)                                -30.56%            --               --
--------------------------------------------------------------------------------------
Class C(1)                                -28.00%            --               --
--------------------------------------------------------------------------------------
Class D(1)                                -26.56%            --               --
--------------------------------------------------------------------------------------
Class B - Returns Before Taxes            -30.88%          10.29%           11.54%
--------------------------------------------------------------------------------------
Class B - Returns After Taxes on
Distributions(2)                          -31.13%           5.90%            8.07%
--------------------------------------------------------------------------------------
Class B - Returns After Taxes on
Distributions and Sale of Fund Shares     -18.57%           6.89%            8.22%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index(3)            -11.88%          10.70%           12.93%
--------------------------------------------------------------------------------------


(1) Classes A, C and D commenced operations on July 28, 1997.


(2) These returns assume you did not sell your shares at the end of each period.

(3) The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historically highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]


[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.
[end sidebar]


                                                     CLASS A      CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.25%(1)     None         None        None
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)               None(2)      5.00%(3)     1.00%(4)    None
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
Management fee                                        0.46%        0.46%        0.46%       0.46%
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.20%        1.00%        1.00%       None
-----------------------------------------------------------------------------------------------------
Other expenses                                        0.15%        0.15%        0.15%       0.15%
-----------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                  0.81%        1.61%        1.61%       0.61%
-----------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS      10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
 Class A       $603        $770      $  951        $1,474       $603        $770        $951      $1,474
-----------------------------------------------------------   --------------------------------------------
 Class B       $664        $808      $1,076        $1,911       $164        $508        $876      $1,911
-----------------------------------------------------------   --------------------------------------------
 Class C       $264        $508      $  876        $1,911       $164        $508        $876      $1,911
-----------------------------------------------------------   --------------------------------------------
 Class D       $ 62        $195      $  340        $  762       $ 62        $195        $340      $  762
-----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


Other Investments. The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.
[end sidebar]


The Fund is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison F. Williams, a Vice President of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.46% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------
                                           MINIMUM INVESTMENT
                                          --------------------
INVESTMENT OPTIONS                        INITIAL   ADDITIONAL
--------------------------------------------------------------
Regular Accounts                           $1,000     $100
--------------------------------------------------------------
Individual Retirement Account              $1,000     $100
--------------------------------------------------------------
Coverdell Education Savings Account        $  500     $100
--------------------------------------------------------------
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                      $  100*    $100*
--------------------------------------------------------------



* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley American Opportunities Fund.

o Mail the letter and check to Morgan Stanley Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, a No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent, Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   -------------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   -------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   -------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]  of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   -------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   -------------------------------------------------------------------------------------------------
                   To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.



[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."



[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and


o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0%
          CDSC during first year                                                                  0.25%
------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
------------------------------------------------------------------------------------------------------------



CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D. The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
Less than $25,000                             5.25%                   5.54%
------------------------------------------------------------------------------------
$25,000 but less than $50,000                 4.75%                   4.99%
------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.00%                   4.17%
------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.00%                   3.09%
------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.50%                   2.56%
------------------------------------------------------------------------------------
$500,000 but less than $1 million             2.00%                   2.04%
------------------------------------------------------------------------------------
$1 million and over                           0.00%                   0.00%
------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) or Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
First                                         5.0%
----------------------------------------------------------
Second                                        4.0%
----------------------------------------------------------
Third                                         3.0%
----------------------------------------------------------
Fourth                                        2.0%
----------------------------------------------------------
Fifth                                         2.0%
----------------------------------------------------------
Sixth                                         1.0%
----------------------------------------------------------
Seventh and thereafter                        None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares held for you as a participant in an Morgan Stanley Eligible Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Class D shares are not offered for investments made through 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares++
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                   FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997*
                                                  ----------------------------------------------------------         THROUGH
                                                       2001           2000          1999          1998          DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $33.77          $43.35        $33.16        $29.59             $31.87
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.18            0.16          0.10          0.15               0.05
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (9.17)          (4.40)        14.80          8.71               2.32
----------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.99)          (4.24)        14.90          8.86               2.37
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)          (5.34)        (4.71)        (5.29)             (4.65)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $24.36          $33.77        $43.35        $33.16             $29.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (26.72)%         (9.51)%       46.94%        31.78%              7.70%(1)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses                                             0.81%(3)        0.80%(3)      0.81%(3)      0.86%(3)           0.92%(2)
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.68%(3)        0.37%(3)      0.28%(3)      0.43%(3)           0.38%(2)
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands          $298,624        $397,887      $306,542      $116,894            $15,844
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%            425%          378%          321%               275%
----------------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares++
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                        2001            2000            1999           1998           1997*
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $32.94          $42.63           $32.85         $29.51         $27.01
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.03)          (0.05)           (0.09)         (0.03)         (0.10)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (8.93)          (4.30)           14.58           8.66           8.34
----------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.96)          (4.35)           14.49           8.63           8.24
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)          (5.34)           (4.71)         (5.29)         (5.74)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $23.56          $32.94           $42.63         $32.85         $29.51
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (27.30)%         (9.93)%          46.12%         31.07%         31.55%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
  Expenses                                             1.61%(1)        1.28%(1)         1.33%(1)       1.39%(1)       1.46%
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.12)%(1)      (0.11)%(1)       (0.24)%(1)     (0.10)%(1)     (0.34)%
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in millions             $6,192         $10,151          $10,389         $5,750         $4,078
----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%            425%             378%           321%           275%
----------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares++
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997*
                                                  ------------------------------------------------------------      THROUGH
                                                       2001          2000           1999           1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $32.58         $42.35         $32.74         $29.49            $31.87
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.03)         (0.15)         (0.18)         (0.10)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (8.82)         (4.28)         14.50           8.64              2.32
---------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.85)         (4.43)         14.32           8.54              2.27
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)         (5.34)         (4.71)         (5.29)            (4.65)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $23.31         $32.58         $42.35         $32.74            $29.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (27.29)%       (10.17)%        45.75%         30.78%             7.39%(1)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                                             1.61%(3)       1.55%(3)       1.59%(3)       1.61%(3)          1.66%(2)
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.12)%(3)     (0.38)%(3)     (0.50)%(3)     (0.32)%(3)        (0.36)%(2)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands          $227,574       $348,180       $245,942        $60,861           $12,204
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%           425%           378%           321%              275%
---------------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares++
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                                FOR THE YEAR ENDED DECEMBER 31,                JULY 28, 1997*
                                                  ----------------------------------------------------------       THROUGH
                                                     2001            2000          1999            1998       DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $34.15          $43.66        $33.31          $29.63           $31.87
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               0.23            0.28          0.18            0.24             0.07
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (9.27)          (4.45)        14.88            8.73             2.34
-------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations     (9.04)          (4.17)        15.06            8.97             2.41
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN            (0.42)          (5.34)        (4.71)          (5.29)           (4.65)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $24.69          $34.15        $43.66          $33.31           $29.63
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       (26.56)%         (9.28)%       47.22%          32.12%            7.83%(1)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
  Expenses                                            0.61%(3)        0.55%(3)      0.59%(3)        0.61%(3)         0.64%(2)
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               0.88%(3)        0.62%(3)      0.50%(3)        0.68%(3)         0.50%(2)
-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands         $431,754        $569,203      $319,692        $135,022          $49,772
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                              380%            425%          378%            321%             275%
-------------------------------------------------------------------------------------------------------------------------------



* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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28

      Morgan Stanley Funds
--------------------------------------------------------------------------------

o     GLOBAL/INTERNATIONAL FUNDS

      Competitive Edge Fund - "Best Ideas" Portfolio
      European Growth Fund
      Fund of Funds - International Portfolio
      Global Dividend Growth Securities
      Global Utilities Fund
      International Fund
      International SmallCap Fund
      International Value Equity Fund
      Japan Fund
      Latin American Growth Fund
      Pacific Growth Fund


o     GROWTH FUNDS

      21st Century Trend Fund
      Aggressive Equity Fund
      All Star Growth Fund
      American Opportunities Fund
      Capital Growth Securities
      Capital Opportunities Trust
      Developing Growth Securities Trust
      Financial Services Trust
      Growth Fund
      Health Sciences Trust
      Information Fund
      KLD Social Index Fund
      Market Leader Trust
      Mid-Cap Value Fund
      Nasdaq-100 Index Fund
      Natural Resource Development Securities
      New Discoveries Fund
      Next Generation Trust
      Small Cap Growth Fund
      Special Value Fund
      Tax-Managed Growth Fund
      Technology Fund


o     GROWTH + INCOME FUNDS

      Balanced Growth Fund
      Balanced Income Fund
      Convertible Securities Trust
      Dividend Growth Securities
      Equity Fund
      Fund of Funds - Domestic Portfolio
      Income Builder Fund
      Real Estate Fund
      S&P 500 Index Fund
      S&P 500 Select Fund
      Strategist Fund
      Total Market Index Fund
      Total Return Trust
      Utilities Fund
      Value Fund
      Value-Added Market Series/Equity Portfolio


o     INCOME FUNDS


      Diversified Income Trust
      Federal Securities Trust
      High Yield Securities
      Intermediate Income Securities
      Limited Duration Fund(NL)
      Liquid Asset Fund (MM)
      North American Government Income Trust
      Short-Term U.S. Treasury Trust
      U.S. Government Money Market Trust (MM)
      U.S. Government Securities Trust


o     TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)
      California Tax-Free Income Fund
      Hawaii Municipal Trust (FSC)
      Limited Term Municipal Trust (NL)
      Multi-State Municipal Series Trust (FSC)
      New York Municipal Money Market Trust (MM)
      New York Tax-Free Income Fund
      Tax-Exempt Securities Trust
      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

      There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

      Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

Class A:      AMOAX          Class C:      AMOCX
-------------------          -------------------
Class B:      AMOBX          Class D:      AMODX
-------------------          -------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)


                                                                  Morgan Stanley


                                                               [GRAPHIC OMITTED]


                                       Morgan Stanley American
                                       Opportunities Fund


                A mutual fund that seeks
                long-term capital growth
                consistent with an effort to
                reduce volatility



                                                  Prospectus | February 28, 2002